UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 5, 2008

Gateway Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	000-33223	56-2264354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1580 Laskin Road, Virginia Beach, Virginia	23451
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   757-422-4055

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ x ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 5, 2008, Gateway Financial Holdings, Inc. (NASDAQ: GBTS), the financial holding company of Gateway Bank & Trust Co., announced with Hampton Roads Bankshares, Inc. (NASDAQ: HMPR), the financial holding company for Bank of Hampton Roads and Shore Bank, that they have received preliminary approval for a total investment of $80.3 million from the United States Department of the Treasury under the TARP Capital Purchase Program ("Program").

Gateway Financial Holdings received preliminary approval from Treasury on November 25, 2008, for the sale of $58,000,000 million in preferred stock and related warrants to purchase common stock of Gateway Financial Holdings under the Program. If the investment is accepted, the preferred stock will carry a 5% dividend for each of the first 5 years of the investment and 9% thereafter. Additionally, if the investment is made prior to the closing of Hampton Roads Bankshares' merger with Gateway Financial Holdings, the Treasury will receive warrants to purchase 1,733,067 shares of Gateway Financial Holdings' common stock with an exercise price of $5.02.

Hampton Roads Bankshares received preliminary approval from Treasury on December 1, 2008, for the sale of $22,347,000 million in preferred stock and related warrants to purchase common stock of Hampton Roads Bankshares under the Program. If the investment is accepted, the preferred stock will carry a 5% dividend for each of the first 5 years of the investment and 9% thereafter. Additionally, if the investment is made prior to the closing of Hampton Roads Bankshares' merger with Gateway Financial Holdings, the Treasury will receive warrants to purchase 368,762 shares of Hampton Roads Bankshares' common stock with an exercise price of $9.09.

In the event that the Treasury's investment is made subsequent to the closing of Hampton Roads Bankshares' merger with Gateway Financial Holdings, the Treasury will receive warrants to purchase 1,325,858 shares of Hampton Roads Bankshares' common stock with an exercise price of $9.09.

In any event, the final approval of the Treasury is subject to satisfaction of certain conditions, including any necessary amendments to the participant's articles of incorporation and the execution of definitive agreements. Gateway Financial Holdings' participation in the Program is also subject to the prior approval of Hampton Roads Bankshares pursuant to the terms of the Agreement and Plan of Merger by and between Gateway Financial Holdings and Hampton Roads Bankshares, a copy of which was filed with the Securities and Exchange Commission on September 24, 2008.

Gateway Bank & Trust Co. is a regional community bank with a total of thirty-seven full-service financial centers -- twenty-one in Virginia: Virginia Beach (7), Richmond (6), Chesapeake (3), Emporia (2), Suffolk, Norfolk, and Charlottesville; and sixteen in North Carolina: Chapel Hill, Elizabeth City (3), Edenton, Kitty Hawk (2), Raleigh (3), Moyock, Nags Head, Plymouth, Roper, Wake Forest and Wilmington. The Bank provides insurance through its Gateway Insurance Services, Inc. subsidiary, brokerage services through its Gateway Investment Services, Inc. subsidiary, mortgage banking services through its Gateway Bank Mortgage, Inc. subsidiary, and title insurance services through its Gateway Title Agency, Inc. subsidiary. Visit the Bank's web site at www.gatewaybankandtrust.com.

The Common Stock of the Gateway Financial Holdings is traded on the Nasdaq Global Market under the symbol GBTS.

About Hampton Roads Bankshares

Hampton Roads Bankshares, Inc. is a financial holding company that was formed in 2001 and is headquartered in Norfolk, Virginia. The Company's primary subsidiaries are Bank of Hampton Roads and Shore Bank. The Banks engage in general community and commercial banking business, targeting the needs of individuals and small to medium-sized businesses. Currently, Bank of Hampton Roads operates 18 banking offices in the Hampton Roads region of southeastern Virginia and Shore Bank operates 8 banking offices on the Eastern Shore of Virginia and Maryland. Shares of Hampton Roads Bankshares common stock are traded on the NASDAQ Global Select Market under the symbol HMPR. Additional information about the Company and its subsidiaries can be found on the Web at http://www.hamptonroadsbanksharesinc.com.

Additional Information about Hampton Roads Bankshares and Gateway Financial Holdings

On September 24, 2008, Hampton Roads Bankshares, Inc. and Gateway Financial Holdings, Inc. jointly announced that the board of directors of each company approved the execution of, and the parties have executed, a definitive agreement in which Gateway Financial Holdings will merge with and into Hampton Roads Bankshares. On November 3, 2008, Hampton Roads Bankshares filed with the Securities and Exchange Commission a registration statement on Form S-4 to register the shares of its common stock to be issued to the shareholders of Gateway Financial Holdings in connection with the proposed transaction. The registration statement includes a proxy statement/prospectus that will be sent to the shareholders of Gateway Financial Holdings seeking their approval of the proposed merger. The proxy statement/prospectus contains important information about Hampton Roads Bankshares, Gateway Financial Holdings, and the merger and about the persons soliciting proxies from shareholders of both Hampton Roads Bankshares and Gateway Financial Holdings in the merger, including the company's respective officers and directors, and their interests in the merger, such as their stock ownership in Gateway Financial Holdings.

Additional information about Gateway Financial Holdings' directors and executive officers is included in Gateway Financial Holdings' Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the Securities and Exchange Commission and is available on Gateway Financial Holdings' website at http://www.gatewaybankandtrust.com and at the Gateway Financial Holdings' address provided below.

Hampton Roads Bankshares and Gateway Financial Holdings urge the shareholders of both companies and other investors to read the registration statement on Form S-4 and the proxy statement/prospectus included in the registration statement on Form S-4, and any other relevant documents to be filed with the SEC in connection with the proposed transaction, because they will contain important information about Hampton Roads Bankshares, Gateway Financial Holdings, and the proposed transaction.

Shareholders and investors may obtain free copies of the proxy statement/prospectus and other documents related to the merger, once they are filed with the SEC, through the SEC's website at http://www.sec.gov. Free copies of the proxy statement/prospectus and other relevant documents also may be obtained by directing a request by telephone or mail to the following:

Hampton Roads Bankshares, Inc.
999 Waterside Drive, Suite 200
Norfolk, VA 23510
Attention: Jack W. Gibson
Telephone Number: (757) 217-1000

Gateway Financial Holdings
1580 Laskin Road
Virginia Beach, Virginia 23451
Attention: D. Ben Berry
Telephone Number: (757) 422-4055

Certain statements in this press release may constitute ``forward-looking statements'' within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about events or results or otherwise are not statements of historical facts, including statements relating to the timing and successful closing on the merger as well as future services to be offered by, and the financial condition and performance of, the combined companies. Although Hampton Roads Bankshares, Inc., and Gateway Financial Holdings, Inc., each believe that their respective expectations with respect to certain forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of their business and operations, there can be no assurance that actual results, performance or achievements of either or both Hampton Roads Bankshares, Inc., and Gateway Financial Holdings, Inc. will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including an inability of the companies to complete the merger or a failure of the combined companies to achieve the operations and results expected after the merger. For an explanation of additional risks and uncertainties associated with forward-looking statements, please refer to the respective Annual Reports as filed by each of Hampton Roads Bankshares, Inc., and Gateway Financial Holdings, Inc. on Form 10-K for the year ended December 31, 2007, and other reports filed and furnished to the Securities and Exchange Commission. Neither Hampton Roads Bankshares, Inc., nor Gateway Financial Holdings, Inc., undertake any obligation to update any forward-looking statements made in this press release and this release shall not constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction in which such solicitation would be unlawful.

Item 9.01. Financial Statements and Exhibits.

Item 9.01(d) - Exhibits

           Exhibit 99.1: Press Release

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gateway Financial Holdings, Inc. (Registrant)
December 8, 2008 (Date)	/s/ THEODORE L. SALTER Theodore L. Salter Senior Executive Vice President and Chief Financial Officer